UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): October 9, 2002


                               CYLINK CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                   CALIFORNIA
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                 (State or Other Jurisdiction of Incorporation)


      000-27742                                          95-3891600
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)




                 3131 Jay Street, Santa Clara, California 95054
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               (Address of Principal Executive Offices) (Zip Code)


                                 (408) 735-5800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                      INFORMATION TO BE INCLUDED IN REPORT


Item 5:  Other Events

On October 9, 2002, Cylink Corporation (the "Company") moved the trading of its common stock from the Nasdaq National Market to the Nasdaq SmallCap Market. The Company will continue trading under the symbol "CYLK".






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CYLINK CORPORATION
                                               (the Company)

                                               By: /s/ Christopher Chillingworth
                                                   -----------------------------
                                                    Christopher Chillingworth
                                                    Chief Financial Officer
Dated:  October 9, 2002